Restricted cash (Tables)	6 Months Ended
Jun. 30, 2021
Restricted Cash and Investments [Abstract]
Schedule of restricted cash
Restricted cash as at June 30, 2021 and December 31, 2020 was as follows:

(In $ millions)	As at June 30, 2021	As at December 31, 2020
Demand deposit pledged as collateral for tax related guarantee (1)	69	65
Accounts pledged as collateral for Senior Secured Notes	46	30
Accounts pledged as collateral for performance bonds and similar guarantees	31	48
Amounts pledged as collateral for leases (2)	22	22
Proceeds from rig disposals (3)	12	—
Other	36	32
Total restricted cash	216	197

(1) We placed a total of 330 million Brazilian Reais of collateral with BTG Pactual under a letter of credit agreement. This relates to long-running tax disputes which are currently being litigated through the Brazilian courts. This is held as non-current within the Consolidated Balance Sheet.
(2) Certain accounts are pledged to the SFL SPVs for lease arrangements for the West Taurus, West Linus and West Hercules. Following an event of default in the fourth quarter of 2020, a restriction was placed on these accounts. As such these accounts were reclassified as restricted.
(3) Sales proceeds on disposal of the West Vigilant of $7 million and deposits received for pending disposal of the West Freedom, West Eminence, West Alpha, West Navigator, West Venture and West Pegasus, totaling $5 million, are classified as restricted as they must be paid (net of any permissible sales costs) to the lenders upon emergence from Chapter 11.

Restricted cash is presented in our Consolidated Balance Sheets as follows:

(In $ millions)	As at June 30, 2021	As at December 31, 2020
Current restricted cash	147	132
Non-current restricted cash	69	65
Total restricted cash	216	197